Exhibit 3.9(a)

ARTICLES OF INCORPORATION

OF

EASTON SPORTS, INC.,

a California Corporation

I

The name of this corporation is EASTON SPORTS, INC.

II

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

III

The name and address in the State of California of this corporation’s initial agent for service of process is:

John Cramer, Esq.

550 South Flower Street

Fifth Floor

Los Angeles, California 90071

IV

This corporation is authorized to issue only one class of shares of stock; and the total number of shares

1.

which this corporation is authorized to issue is One Hundred Thousand (100,000).

DATED: August 30, 1985.

/s/ John Cramer
JOHN CRAMER
SOLE INCORPORATOR

I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

/s/ John Cramer
JOHN CRAMER
SOLE INCORPORATOR

2.

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

EASTON SPORTS, INC.

ERIK WATTS and JOHN CRAMER hereby certify:

1. They are the Vice President and the Assistant Secretary, respectively, of EASTON SPORTS, INC., a California corporation.

2. The Articles of Incorporation of said corporation shall be amended to include a new Article, designated Article V, as follows:

“V. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.”

3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing Amendment of Articles of Incorporation has been duly approved by the vote of the sole shareholder in accordance with California Corporations Code §§902 and 903. The corporation has 100,000 shares outstanding and, hence, the total number of shares entitled to vote with respect to the amendment was 100,000. The number of shares voting in

1

favor of this amendment exceeded the vote required, and the affirmative vote of a majority, that is more than fifty percent (50%) of the outstanding shares, was required for the approval of the amendment, and the amendment was approved by the affirmative vote of 100,000 shares, constituting all of the outstanding preferred and common shares.

DATED: March 22, 1988.

/s/ Erik Watts
ERIK WATTS
Vice President

/s/ John Cramer
JOHN CRAMER
Assistant Secretary

The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

EXECUTED at Van Nuys, California, on March 22, 1988.

/s/ Erik Watts
ERIK WATTS

/s/ John Cramer
JOHN CRAMER

2

AGREEMENT OF MERGER

This Agreement of Merger is entered into between Easton Sports, Inc., a California corporation (herein “Surviving Corporation”) and Easton Aluminum, Inc., a California corporation (herein “Merging Corporation”).

1.	Merging Corporation shall be merged into Surviving Corporation.

2.	The outstanding shares of Merging Corporation shall be canceled and no share of Surviving Corporation shall be issued in exchange therefor.

3.	The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

4.	Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

5.	The effect of the merger and effective date of the merger are as prescribed by law.

IN WITNESS WHEREOF the parties have executed this Agreement.

EASTON SPORTS, INC.

By	/s/ Anthony Palma
Anthony Palma
Vice President of Finance

By	/s/ John Cramer
John Cramer, Assistant Secretary

EASTON ALUMINUM, INC.

By	/s/ Erik Watts
Erik Watts, President

By	/s/ John Cramer
John Cramer, Assistant Secretary

CERTIFICATE OF APPROVAL

OF

AGREEMENT OF MERGER

Anthony Palma and John Cramer certify that:

1.	They are the vice president and the assistant secretary, respectively, of Easton Sports, Inc., a California corporation.

2.	The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

3.	The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4.	There is only one class of shares and the number of shares outstanding is 100,000.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 12/27/95

/s/ Anthony Palma
Anthony Palma, Vice President of Finance

/s/ John Cramer
John Cramer, Assistant Secretary

CERTIFICATE OF APPROVAL

OF

AGREEMENT OF MERGER

Erik Watts and John Cramer certify that:

1.	They are the president and the assistant secretary, respectively, of Easton Aluminum, Inc., a California corporation.

2.	The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

3.	The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4.	There is only one class of shares and the number of shares outstanding is 100,000.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 12/27/95

/s/ Erik Watts
Erik Watts, President

/s/ John Cramer
John Cramer, Assistant Secretary

AGREEMENT OF MERGER

This Agreement of Merger is entered into between Easton Sports, Inc., a California corporation (herein “Surviving Corporation”) and Easton Composites, Inc., a California corporation (herein “Merging Corporation”).

1.	Merging Corporation shall be merged into Surviving Corporation.

2.	The outstanding shares of Merging Corporation shall be canceled and no share of Surviving Corporation shall be issued in exchange therefor.

3.	The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

4.	Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

5.	The effect of the merger and effective date of the merger are as prescribed by law.

IN WITNESS WHEREOF the parties have executed this Agreement.

EASTON SPORTS, INC.

By	/s/ Anthony Palma
Anthony Palma
Vice President of Finance

By	/s/ John Cramer
John Cramer, Assistant Secretary

EASTON COMPOSITES, INC.

By	/s/ Erik Watts
Erik Watts, President

By	/s/ John Cramer
John Cramer, Assistant Secretary

CERTIFICATE OF APPROVAL

OF

AGREEMENT OF MERGER

Anthony Palma and John Cramer certify that:

1.	They are the vice president and the assistant secretary, respectively, of Easton Sports, Inc., a California corporation.

2.	The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

3.	The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4.	There is only one class of shares and the number of shares outstanding is 100,000.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 12/27/95

/s/ Anthony Palma
Anthony Palma, Vice President of Finance

/s/ John Cramer
John Cramer, Assistant Secretary

CERTIFICATE OF APPROVAL

OF

AGREEMENT OF MERGER

Erik Watts and John Cramer certify that:

1.	They are the president and the assistant secretary, respectively, of Easton Composites, Inc., a California corporation.

2.	The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

3.	The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4.	There is only one class of shares and the number of shares outstanding is 100.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 12/27/95

/s/ Erik Watts
Erik Watts, President

/s/ John Cramer
John Cramer, Assistant Secretary

Exhibit A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Plan of Merger”) is entered into and adopted by EASTON SPORTS, INC., a California corporation, and KS BASEBALL, LLC, a Florida limited liability company, pursuant to Section 608.438 of the Florida Limited Liability Company Act (the “Florida Act”) and Section 1113 of the California Corporations Code (the “California Code”):

1. The name of the merging party is KS Baseball, LLC, a limited liability company organized under the laws of the State of Florida ( “KS Baseball”).

2. The name of the surviving party is Easton Sports, Inc., a corporation organized under the laws of the State of California (“Easton”).

3. Pursuant to the provisions of the Florida Act and the California Code, KS Baseball will be merged with and into Easton. Easton shall be the surviving entity (the “Surviving Entity”).

4. At the effective time and date of the merger, the separate existence of KS Baseball shall cease pursuant to the provisions of the Florida Act, and Easton shall continue its existence as the Surviving Entity pursuant to the provisions of the California Code.

5. The Articles of Incorporation of Easton as in effect immediately prior to the effective time and date of the merger shall be the Articles of Incorporation of the Surviving Entity, and such Articles of Incorporation shall continue in full force and effect until further amended and changed in the manner prescribed by applicable law.

6. The Bylaws of Easton as in effect immediately prior to the effective time and date of the merger shall be the Bylaws of the Surviving Entity, and such Bylaws shall continue in full force and effect until further amended and changed in the manner prescribed by applicable law and the Articles of incorporation and Bylaws of the Surviving Entity.

7. The directors and officers of Easton immediately prior to the effective time and date of the merger shall be the directors and officers of the Surviving Entity, all of whom shall hold their respective offices until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and Bylaws of the Surviving Entity.

8. At the effective time and date of the merger, the issued and outstanding membership interests in KS Baseball shall not be converted in any manner, but all such membership interests that are issued and outstanding immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger, be surrendered and extinguished. Such membership interests shall be canceled without consideration.

Plan of Merger	A-1
101-2740
1424b doc

9. At the effective time and date of the merger, each share of capital stock of Easton issued and outstanding immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger, remain issued and outstanding and shall not be changed as a result of the merger.

10. The Board of Directors and the proper officers of Easton and the authorized representatives of KS Baseball are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

11. Easton is the owner of all of the issued and outstanding membership interests of KS Baseball, and Easton waived the mailing of a copy of this Plan of Merger.

IN WITNESS WHEREOF, the parties hereto have caused this Plan of Merger to be executed by their duly authorized representatives.

EASTON SPORTS, INC.

By:	/s/ John Cramer
John Cramer, Vice President and Secretary

KS BASEBALL, LLC

By:	/s/ John Cramer
John Cramer, Authorized Representative

Plan of Merger	A-2
101-2740
1424b doc

OFFICERS’ CERTIFICATE

OF

EASTON SPORTS, INC.

The undersigned, being the duly elected President and the duly elected Secretary of EASTON SPORTS, INC., a California corporation (“Easton”), do hereby certify on behalf of Easton as follows, pursuant to Section 1113(g)(1) of the California Corporation Code (the “California Code”):

1. Attached hereto as Exhibit A is a true and correct copy of an Agreement and Plan of Merger (the “Agreement of Merger”) between Easton and KS Baseball, LLC, a Florida limited liability company (“KS Baseball”), providing for the merger of KS Baseball with and into Easton (the “Merger”) pursuant to the applicable provisions of the California Code and the Florida Limited Liability Company Act.

2. The total number of outstanding shares of Easton entitled to vote on the Merger was 100,000 shares of no par common stock (“Easton Common Stock”).

3. The Agreement of Merger in the form attached was approved by Easton by a vote of a number of shares that equaled or exceeded the vote required. The class entitled to vote was Easton Common Stock, and the vote required thereof was a majority of the outstanding shares thereof. One hundred percent (100.0%) of the outstanding shares of Easton Common Stock were voted to approve the Agreement of Merger in the form attached.

4. The other person entitled to vote on the Merger was the sole member of KS Baseball. The total number of membership interests entitled to vote on the Merger was 100% of the membership interests of KS Baseball.

5. The Agreement of Merger in the form attached was approved by the sole member of KS Baseball by a vote of a number of membership interests that equaled or exceeded the vote required. The class entitled to vote was the membership interests of KS Baseball, and the vote required thereof was a majority-in-interest thereof. One hundred percent (100.0%) of the membership interests of KS Baseball were voted to approve the Agreement of Merger in the form attached.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

IN WITNESS WHEREOF, the undersigned have executed this Officer’s Certificate on April 16, 2002.

/s/ Anthony M. Palma
Anthony M. Palma, President

/s/ John Cramer
John Cramer, Secretary

Officer’s Certificate
101-2740
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[THE GREAT SEAL OF THE STATE OF CALIFORNIA]	State of California Bill Jones Secretary of State	This Space For Filing Use Only

OTHER BUSINESS ENTITY

CERTIFICATE OF MERGER

(Corporations Code Sections 1113(g)(1) and (2), 6019 1, 8019 1 and 12540 1)

Filing Fee – Please see Instructions.

IMPORTANT – Read Instructions before completing this form.

1.	Name of surviving entity Easton Sports, Inc.	2. Type of entity: corporation	3. Secretary of State File Number. C1285182	4 Jurisdiction: California
5.	Name of disappearing entity: KS Baseball, LLC	6. Type of entity: limited liability company	7. Secretary of State File Number: None	8 Jurisdiction. Florida

9	Future effective date, if any:	Month	Day April	21	Year	2002

10.	If a vote was required enter the outstanding interests of each class entitled to vote on the merger and the percentage of vote required:

Surviving Entity		Disappearing Entity
Each class entitled to vote	Percentage of vote required	Each class entitled to vote	Percentage of vote required
100,000 shares of Common Stock	majority of outstanding shares	100% of the membership	majority-in-interest

11.	The principal terms of the agreement of merger were approved by a vote of the number of interests or shares of each class that equaled or exceeded the vote required.
12	If equity securities of a parent party are to be issued in the merger

☐ No vote of the shareholders of the parent party was required. ☐ The required vote of the shareholders of the parent party was obtained
SECTION 13 IS ONLY APPLICABLE IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, DOMESTIC LIMITED PARTNERSHIP OF PARTNERSHIP.
13.

Requisite changes to the information set forth in the Articles of Organization, Certificate of Limited Partnership or Statement of Partnership Authority of the surviving limited liability company, limited partnership or partnership resulting from the merger. Attach additional pages, if necessary.

SECTION 14 IS APPLICABLE IF THE SURVIVING ENTITY IS AN OTHER BUSINESS ENTITY.
14	Principal business address of the surviving other business entity:

Address:

	City:	State.	Zip:
15	Other information required to be stated in the Certificate of Merger by the laws under which each constituent other business entity is organized. Attach additional pages if necessary
16.	Statutory or other basis under which each foreign other business entity is authorized to effect the merger: Section 608 438, Florida Statutes
17	Number of pages attached, if any: 1
18	I certify that the statements contained in this document are true and correct of my own knowledge. I declare that I am the person who is executing this instrument, which execution is my act and deed.

See Exhibit A attached hereto		See Exhibit A attached hereto
Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Person Signing	Date

Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Person Signing	Date

See Exhibit A attached hereto		See Exhibit A attached hereto
Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Person Signing	Date

Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Person Signing	Date

For an entity that is a business trust, real estate investment trust or an unincorporated association, set forth the provision of law or other basis for the authority of the person signing.

SEC/STATE (REV 12/09)	FORM ONE Merger-1 Approved by Secretary of State

EXHIBIT A

TO

OTHER BUSINESS ENTITY

CERTIFICATE OF MERGER

FOR THE SURVIVING ENTITY:

EASTON SPORTS, INC. (a California corporation)

By:	/s/ John Cramer
John Cramer, its Vice President and Secretary

Date: April 16, 2002

FOR THE DISAPPEARING ENTITY:

KS BASEBALL, LLC (a Florida member-managed limited liability company)

By: Easton Sports, Inc., its sole member

By:	/s/ John Cramer
John Cramer, its Vice President

Date: April 16, 2002

Signature Page
101-2740
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CERTIFICATE OF OWNERSHIP

Anthony M. Palma and John Cramer certify that:

1.	They are the president and the secretary, respectively, of Easton Sports, Inc., a California corporation.

2.	This corporation owns all the outstanding shares of Easton Marketing International, Inc., a California corporation.

3.	The board of directors of this corporation duly adopted the following resolution:

RESOLVED, that this corporation merge Easton Marketing International, Inc., its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110, California Corporations Code.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: October 15, 2002

/s/ Anthony M. Palma
Anthony M. Palma, President

/s/ John Cramer
John Cramer, Secretary

[SEAL OF THE OFFICE OF THE SECRETARY OF STATE]